SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                September 7, 2005

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                         0-22515                  20-0612376
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010

                    (Address of principal executive offices)


                                 (801) 677-7673

               Registrant's telephone number, including area code


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

On September 7, 2005, a newly-formed, wholly owned subsidiary of Speaking Roses International, Inc. (the "Company") entered into an Area Development Agreement (the "Agreement") with Business Retail Group, LLC led by Mike Glauser of Salt Lake City, Utah. The Agreement permits Business Retail Group to refer potential franchisees to Speaking Roses and to share in any franchise fees paid by franchisees in Utah and Clark County, Nevada. The Company intends to file the Agreement as an exhibit to its Quarterly Report on Form 10-Q to be filed with respect to the quarter ended September 30, 2005, and in connection with such filing, will submit an application to the United States Securities and Exchange Commission pursuant to Rule 24b-2 seeking confidential treatment of certain competitively sensitive information contained in the Agreement.

ITEM 7.01. Regulation FD Disclosure

On September 12, 2005, the Company issued a press release stating that it has sold the area development rights to open franchise stores in Utah and Southern Nevada to the Business Retail Group, LLC, led by Mike Glauser of Salt Lake City, Utah. The press release is incorporated herein by reference and furnished as
Exhibit 99.1 hereto.


ITEM 8.01. Other Events

On September 7, 2005, the Company sold its first area development agreement. The agreement gives the Business Retail Group, LLC the rights to open franchise stores in Utah and Southern Nevada.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press release  issued September 12,  2005 relating
                              to initial sale of area development rights to open
                              franchise stores in Utah and Southern Nevada.
----------------------------- --------------------------------------------------

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2005


Speaking Roses International, Inc.

By:  /s/ John W. Winterholler
     ----------------------------------
         John W. Winterholler,
         Chief Executive Officer

                                  EXHIBIT INDEX
----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press release  issued September 12,  2005 relating
                              to initial sale of area development rights to open
                              franchise stores in Utah and Southern Nevada.
----------------------------- --------------------------------------------------

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